Exhibit 10.2.

The Purchase and Exchange agreement dated March 19, 2002.

                      STOCK PURCHASE AND EXCHANGE AGREEMENT


     THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (the "Agreement") is made and entered into by and between the individual shareholders listed in Attachment A hereto, hereinafter referred to as "Shareholders", and A.M.F.S., LIMITED, a Nevada corporation, hereinafter referred to as "AMFS".

                                    PREAMBLE

WHEREAS, AMFS wishes to exchange 2,700,000 of the 3,000,000 shares it holds of the issued and outstanding Common Stock of VPN Communications Corporation, a corporation organized under the laws of the State of Nevada, and

WHEREAS, the Shareholders have 17, 000, 000 shares they hold of the issued and outstanding Common Stock of AmeraMex International Inc., a corporation organized under the laws of the State of Nevada, and

WHEREAS, AMFS and Shareholders desire to exchange such respective shares they hold; and

WHEREAS, the parties hereto are agreeable to the foregoing:


NOW THEREFORE, in consideration of the mutual promises and covenants contained herein the parties hereto agree and contract as follows:

                                   ARTICLE ONE
                               PURCHASE PROVISIONS

1.1  Purchase and Exchange

     AMFS hereby agrees to purchase from Shareholders the 17, 000, 000 shares they hold of the issued and outstanding Common Stock of AmeraMex International, in exchange for the aforementioned 2,700,000 shares AMFS holds of the issued and outstanding Common Stock of VPN Communications Corporation, together with an irrevocable proxy coupled with an interest for a period of one year for an additional 300,000 shares of VPN retained by AMFS, under the terms and conditions as set forth below.


1.2      Covenant to Register

In the event of VPN Communications Corporation's registration of any of its securities for public distribution during the next two years, Shareholders hereby covenant to use their best efforts to cause VPN Communications Corporation to include in any such registration, at AMFS's election, any or all of the remaining shares issued to AMFS. This COVENANT TO REGISTER shall survive the term of this agreement.

                                   ARTICLE TWO
                         REPRESENTATIONS AND WARRANTIES

2.1  SHAREHOLDERS

Shareholders do hereby represent and warrant to AMFS, as a material inducement to its entry into this Agreement, that

(a) The conduct of AmeraMex International business is in full compliance with all applicable Federal, state and local governmental statutes, rules, regulations, ordinances and decrees;

(b) Upon delivery of the subject AmeraMex International shares, AMFS will become the owner of record 17,000,000 of the approximately 31,800,000 shares of the Corporation's authorized, issued and outstanding Common Stock:

(c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as has been obtained;

(d) Annexed hereto and made a part hereof as part of Attachment B are true, correct and current copies of the AmeraMex International Articles of Incorporation.


2.2  AMFS

AMFS does hereby represent and warrant, covenants and acknowledges to Shareholders, as a material inducement to its entry into this Agreement that with respect to the VPN Communications Corporation shares acquired by Shareholders hereunder, that:

(a) The shares of AmeraMex International are being acquired by AMFS without registration under the provisions of Section 5 of the Securities Act of 1933 as amended (the "Act") pursuant to exemptions provided pursuant to Sections 3(b), 4(1), 4(2), or 4(6) thereof;

(b) Upon proper transfer and delivery of the subject VPN Communications Corporation shares, Shareholders will become the owner of record of 2,700,000 shares of VPN Communications Corporation's authorized, issued and outstanding Common Stock:

(c) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as has been obtained;

                                  ARTICLE THREE

                                  MISCELLANEOUS
                               GENERAL PROVISIONS

1.   ENTIRETY

This Agreement together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

2.   SURVIVAL

The several representations, warranties and covenants herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any party. The Seller hereby covenants that he has not failed to disclose any material fact or circumstance to Purchaser, which if known to the Purchaser prior to or during this transaction would alter the Purchaser's decision as to if or in what manner the Purchaser would acquire the subject shares from Seller.

3.   SEVERABILITY

If any provision of this Agreement or any application of such provision to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement shall not be affected thereby.

4.   GOVERNING LAW

This Agreement be construed in accordance with the laws of the State of Nevada.

5.   LITIGATION

In the event disputes arise from a difference of interpretation of or the failure of either party to perform the terms of this Agreement, such disputes shall not be litigated but submitted to binding arbitration for final settlement.

7.   BENEFIT OF AGREEMENT

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties their successors, estate, heirs and legatees. Notwithstanding anything contained herein elsewhere, no portion of this agreement or any rights granted thereunder may be assigned, transferred, or hypothecated by Purchaser without the prior written consent of Seller.

8.   FURTHER ASSURANCES

The parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfer, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purposes of this agreement.

9.   STATUS

Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor- lessee relationship or principal agent relationship; but, rather, the relationships established pursuant hereto shall be that of Purchasers and Sellers in an exchange of securities.

10.  TERMINATION

In the event that both parties fail to complete the terms and conditions of this Agreement, as contemplated in Article One hereof, then this Agreement shall be deemed terminated and void as between the Parties, with no party having any rights or liabilities against the other. The term of this agreement shall not exceed one year from date of the execution hereof.

11.  AMENDMENT

No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, subscribed by both parties to this Agreement.

12.  NOTICES

All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     To Shareholders:                                c/o AmeraMex International
                                                     2600 Michelson 17th Floor
                                                     Irvine, California

     To A.M.F.S. Limited                             3535 CAMBRIDGE, #140
                                                     Las Vegas, Nevada 89109

IN WITNESS WHEREOF, the parties hereto execute this agreement on this 19th day of March, 2002.


Shareholders                                         A.M.F.S. Limited



BY  /s/ Howard Behling                               BY /s/ Bruce Thomsen
    ------------------------                            ------------------------
        Howard Behling                                      Bruce Thomsen
                                                            President

BY  /s/ Charles Layton
    ------------------------
        Charles Layton





Attachments:
Attachment A- list of Shareholders
Attachment B- Articles of Incorporation of AmeraMex International

                       Attachment A- List of Shareholders

Shareholder                         Shares exchanged
-----------                         ----------------

Howard Behling                       7,000,000

Charles Layton                      10,000,000